THIRD AMENDMENT TO THE CREDIT AGREEMENT

$100,000,000 SUPPLEMENTAL TRANCHE B TERM FACILITY

among

TRUVEN HOLDING CORP. (formerly known as VCPH Holding Corp.),

as Holdings,

TRUVEN HEALTH ANALYTICS INC. (formerly known as Thomson Reuters (Healthcare) Inc.), as Borrower,

THE LENDERS PARTY HERETO,

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

J.P. MORGAN SECURITIES LLC,
As Sole Lead Arranger and Sole Bookrunner

THIRD AMENDMENT

THIRD AMENDMENT, dated as of April 11, 2014 (this “Amendment”), to the Credit Agreement, dated as of June 6, 2012 (as amended, supplemented or otherwise modified prior to the date hereof (including pursuant to the First Amendment, dated as of October 3, 2012 and the Second Amendment, dated as of April 26, 2013), the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation (“Holdings”), Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation (the “Borrower”), JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. J.P. Morgan Securities LLC is acting as the sole lead arranger and sole bookrunner in connection with this Amendment and the Supplemental Tranche B Term Facility referred to below.

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower.

WHEREAS, the Borrower has notified the Administrative Agent and the Lenders it intends to acquire (the “2014 Acquisition”) a company with the code name “Samurai”.

WHEREAS, in order to finance the 2014 Acquisition and to pay related fees and expenses, the Borrower has requested that the Credit Agreement be amended to, among other things, increase the Tranche B Term Facility by $100,000,000 (such increase, the “Supplemental Tranche B Term Facility”).

WHEREAS, the loans under the Supplemental Tranche B Term Facility will be consolidated with and constitute part of the Tranche B Term Loan Facility outstanding under the Credit Agreement and, except as otherwise provided herein, loans under the Supplemental Tranche B Term Facility will have the same terms as the Tranche B Term Loans outstanding under the Credit Agreement immediately prior to giving effect to this Amendment.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.  Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.  Amendments to Section 1.

(a)  Section 1.1 of the Credit Agreement is hereby amended as of the Third Amendment Effective Date by inserting, in proper alphabetical order, the following new definitions:

“Anti-Corruption Laws”: all laws, rules and regulations of any jurisdiction applicable to Holdings or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Interpolated Rate”: as defined in the definition of “Eurodollar Base Rate”.

“Supplemental Tranche B Term Lenders”: each Lender which has agreed to make Supplemental Tranche B Term Loans.

“Supplemental Tranche B Term Loans”: the Tranche B Term Loans in an aggregate principal amount of $100,000,000 to be made to the Borrower on the Third Amendment Effective Date. The Supplemental Tranche B Term Loans shall be consolidated with and constitute part of the Tranche B Term Loans, have the same terms as the other Tranche B Term Loans immediately prior to giving effect to the Third Amendment (except as otherwise provided herein) and increase the Tranche B Term Loans outstanding under the Tranche B Term Facility.

“2014 Acquisition”: as defined in the Third Amendment.

“Third Amendment”: the Third Amendment, dated as of the Third Amendment Effective Date, to this Agreement.

“Third Amendment Effective Date”: April 11, 2014.

(b)  Section 1.1 of the Credit Agreement is hereby amended as of the Third Amendment Effective Date by amending the definition of “Loan Documents” by inserting “the Third Amendment,” immediately before the words “the Security Documents”.

(c)  Section 1.1 of the Credit Agreement is hereby amended as of the Third Amendment Effective Date by amending the definition of “Eurodollar Base Rate” to read as follows:

“Eurodollar Base Rate”: with respect to any Eurodollar Loan for any Interest Period, the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for Dollars for a period equal in length to such Interest Period as displayed on page LIBOR01 or LIBOR02 of the Reuters Screen that displays such rate (or, in the event such rate does not appear on such page, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; in each case, the “Screen Rate”) at approximately 11:00 A.M., London time, two Business Days prior to the commencement of such Interest Period; provided, that, if the Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to Dollars, then the Eurodollar Base Rate shall be the Interpolated Rate at such time. “Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Screen Rate for the longest period (for which that Screen Rate is available in Dollars) that is shorter than the Impacted Interest Period and (b) the Screen Rate for the shortest period (for which that Screen Rate is available for Dollars) that exceeds the Impacted Interest Period, in each case, at such time. Notwithstanding the foregoing at no time shall the Eurodollar Base Rate for the Tranche B Term Facility be less than 1.25%.

(d)  Section 1.1 of the Credit Agreement is hereby amended as of the Third Amendment Effective Date by amending the definition of “Tranche B Term Loan” to read as follows:

“Tranche B Term Loan”: any term loan made hereunder on the Closing Date or made pursuant to (i) the First Amendment on the First Amendment Effective Date, (ii) the Second Amendment on the Second Amendment Effective Date or (iii) the Third Amendment on the Third Amendment Effective Date. The Tranche B Term Loans shall constitute the Tranche B Term Facility.

SECTION 3.  Amendments to Section 2(a)  .

(a)   Section 2.1 of the Credit Agreement is hereby amended as of the Third Amendment Effective Date by (i) deleting the phrase “(a “Tranche B Term Loan”)” and (ii) inserting the following sentence immediately prior to the last sentence thereof:

Subject to the terms and conditions hereof and of the Third Amendment, each Supplemental Tranche B Term Lender severally agrees to make a Supplemental Tranche B Term Loan to the Borrower on the Third Amendment Effective Date in the amount agreed by the Borrower, the Administrative Agent and such Supplemental Tranche B Term Lender.

(b)  Section 2.3(a) of the Credit Agreement is hereby amended as of the Third Amendment Effective Date to read as follows:

(a) On the Third Amendment Effective Date, after giving effect to the making of the Supplemental Tranche B Term Loans, the aggregate outstanding principal amount of the Tranche B Term Loans is $629,650,000. The Tranche B Term Loan of each Tranche B Term Lender shall be repaid in 21 quarterly installments, each of which shall be payable on each date set forth below in an amount equal to such Lender’s Tranche B Term Percentage multiplied by the amount set forth below opposite such date:

Installment Dates	Principal Amount
June 30, 2014	$1,590,025.25
September 30, 2014	$1,590,025.25
December 31, 2014	$1,590,025.25
March 31, 2015	$1,590,025.25
June 30, 2015	$1,590,025.25
September 30, 2015	$1,590,025.25
December 31, 2015	$1,590,025.25
March 31, 2016	$1,590,025.25
June 30, 2016	$1,590,025.25
September 30, 2016	$1,590,025.25
December 31, 2016	$1,590,025.25
March 31, 2017	$1,590,025.25
June 30, 2017	$1,590,025.25
September 30, 2017	$1,590,025.25
December 31, 2017	$1,590,025.25
March 31, 2018	$1,590,025.25
June 30, 2018	$1,590,025.25
September 30, 2018	$1,590,025.25
December 31, 2018	$1,590,025.25
March 31, 2019	$1,590,025.25
Tranche B Maturity Date	$597,849,494.95

(c)  Section 2.10(b) of the Credit Agreement is hereby amended as of the Amendment Effective to read as follows:

(b) Notwithstanding anything to the contrary in this Section 2.10, any prepayment or repricing of the Tranche B Term Loans effected on or prior to October 11, 2014 as a result of a Repricing Transaction shall be accompanied by a fee equal to 1.00% of the principal amount of Tranche B Term Loans prepaid or repriced, unless such fee is waived by the applicable Tranche B Term Loan Lender. If in connection with a Repricing Transaction on or prior to the date set forth in the immediately preceding sentence, any Lender is replaced as a result of not providing consent in respect of such Repricing Transaction pursuant to Section 2.22, such Lender shall be entitled to the fee provided under this Section 2.10.

(d)  Paragraph (a) of Section 2.16 of the Credit Agreement is hereby amended as of the Third Amendment Effective Date to read as follows:

(a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that adequate and reasonable means (including, without limitation, by means of an Interpolated Rate) do not exist for ascertaining the Eurodollar Base Rate or the Eurodollar Rate for such Interest Period, or

(e)  The Supplemental Tranche B Term Loans made on the Third Amendment Effective Date shall be Eurodollar Loans having the same Interest Period as do the Tranche B Term Loans outstanding on the Third Amendment Effective Date.

(f)  For the avoidance of doubt, the Supplemental Tranche B Term Loans shall not constitute an Incremental Facility or a utilization of the Incremental Facility capacity under Section 2.24 of the Credit Agreement.

(g)  On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “Tranche B Term Loans” shall be deemed to include the Supplemental Tranche B Term Loans contemplated hereby, except as the context may otherwise require.

SECTION 4.  Amendments to Section 4.

Section 4 of the Credit Agreement is amended by inserting the following at the end of Section 4.23 thereof:

(e) No Loan or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws.

SECTION 5.  Amendments to Section 6.

(a)  Paragraph (b)(ii)(x) of Section 6.2 of the Credit Agreement is hereby amended to read as follows:

(x) a Compliance Certificate containing all information and calculations necessary for determining (1) the Consolidated Senior Secured Leverage Ratio and, if the Financial Covenant is then in effect, compliance by each Group Member with Section 7.1 and (2) the Consolidated Total Leverage Ratio, in each case, as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be, and

(b)  Section 6 of the Credit Agreement is amended by inserting the following new Section 6.12 at the end thereof:

Section 6.12 Anti-Corruption Laws and Sanctions. Maintain in effect and enforce policies and procedures designed to ensure compliance by the Holdings and its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

SECTION 6.  Amendments to Section 7.

(a)  Section 7.1 of the Credit Agreement is amended by replacing the chart as follows:

Fiscal Quarter	Consolidated Senior Secured Leverage Ratio
Q1 2014	4.50 to 1.00
Q2 2014	5.00 to 1.00
Q3 2014	5.00 to 1.00
Q4 2014	4.50 to 1.00
Q1 2015	4.25 to 1.00
Q2 2015	4.00 to 1.00
Q3 2015	3.75 to 1.00
Q4 2015	3.50 to 1.00
Q1 2016	3.25 to 1.00
Q2 2016	3.00 to 1.00
Q3 2016	3.00 to 1.00
Q4 2016	3.00 to 1.00
Q1 2017	3.00 to 1.00
Q2 2017	3.00 to 1.00

(b)  Section 7 of the Credit Agreement is amended by inserting the following new Section 7.18 at the end thereof:

Section 7.18 Use of Proceeds. Request any Loan or Letter of Credit, or use, and procure that Holdings and its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Embargoed Person, or in any country subject to Sanctions, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

SECTION 7.  Amendments to Section 7.

Clause (r) of Section 7.8 of the Credit Agreement is amended by deleting the word “and” at the end thereof, clause (s) thereof is amended by replacing the period at the end of said Section 7.8 with the term “; and” and a new clause (t) is added at the end of said Section 7.8 as follows:

(t) The Borrower may consummate the 2014 Acquisition.

SECTION 8.  Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Third Amendment Effective Date”):

(a)   Amendment Documentation. The Administrative Agent shall have received (i) a counterpart of this Amendment, executed and delivered by a duly authorized officer of Holdings and the Borrower and (ii) Lender Addenda, in the form attached hereto, executed and delivered by the Supplemental Tranche B Term Lenders, the Required Lenders and the Majority Facility Lenders under the Revolving Facility.

(b)  2014 Acquisition. The 2014 Acquisition shall be consummated substantially concurrently with the making of the Supplemental Tranche B Term Loans on the Third Amendment Effective Date.

(c)  Collateral. The Borrower and the other Loan Parties shall have executed an instrument of acknowledgement and confirmation reasonably satisfactory to the Administrative Agent with respect to the guarantees, security interests and liens created under the Security Documents.

(d)  Closing Certificate. The Administrative Agent shall have received a certificate of each Loan Party, dated the Third Amendment Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments, including the certificate of incorporation of each Loan Party that is a corporation, certified by the relevant authority of the jurisdiction of organization of such Loan Party.

(e)  Legal Opinion. The Administrative Agent shall have received the executed legal opinion of Schulte Roth & Zabel LLP, counsel to Holdings and its Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent.

(f)  Fees and Expenses. All fees and expenses payable to the Administrative Agent and the Lenders in connection with this Amendment shall have been received on or prior to the Third Amendment Effective Date.

SECTION 9.  Representations and Warranties. The Borrower hereby represents and warrants that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Third Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier time, in which case such representations and warranties were true and correct in all material respects as of such earlier time; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 10.  Effects on Loan Documents. Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

SECTION 11.  GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 10.12 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.

SECTION 12.  Loan Document. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 13.  Amendments; Execution in Counterparts; Notice. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Required Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

TRUVEN HOLDING CORP.,

as Holdings

By: /s/ Philip Buckingham

Name: P. M. Buckingham

Title:   Treasurer

TRUVEN HEALTH ANALYTICS INC.,

as Borrower

By: /s/ Philip Buckingham

Name: P. M. Buckingham

Title:   CFO

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By: /s/ Vanessa Chiu

Name: Vanessa Chiu

Title:    Executive Director

LENDER ADDENDUM TO THE
THIRD AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.
CREDIT AGREEMENT
DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Third Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (as amended, supplemented or otherwise modified prior to the date of the Second Amendment (including pursuant to the First Amendment, dated as of October 3, 2012 and the Second Amendment, dated as of April 26, 2013), the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution:

by _____________________________ Name: Title: For any institution requiring a second signature line: by___________________________ Name: Title:

LENDER ADDENDUM TO THE
THIRD AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.
CREDIT AGREEMENT
DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Third Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (as amended, supplemented or otherwise modified prior to the date of the Third Amendment (including pursuant to the First Amendment, dated as of October 3, 2012 and the Second Amendment, dated as of April 26, 2013), the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Supplemental Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to make and fund Supplemental Tranche B Term Loans on the Third Amendment Effective Date in the amount agreed by the undersigned institution, the Borrower and the Administrative Agent.

Name of Institution:

Executing as a Supplemental Tranche B Term Lender:

by _______________________________

Name:

Title:

For any institution requiring a second signature line:

by _______________________________

Name:

Title: